Continental Airlines

UBS Leveraged Finance Conference
May 11, 2005

Please note that the discussion today contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. Actual results could differ materially from those described in the forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the company's Form 10-K and other securities filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation.

Unless otherwise noted, all statistics are for mainline operations, excluding regional jets.

In this presentation we discuss non-GAAP financial measures such as Cost Per Available Seat Mile excluding special items. Comparable GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures will be presented at the end of this presentation.

Intense Challenges Facing the Industry

- Increased competition, weak fare environment
- High fuel prices
- Burdensome taxes, fees and security costs

LCCs Expanded Growth


Domestic Market Share
100%
90%
80%
70%
60%
50%
% of Domestic ASMs
16%
5%
79%
17%
5%
78%
20%
6%
74%
22%
8%
70%
24%
8%
68%
26%
10%
64%
2000
2001
2002
2003
2004
2005E
Network Majors
Regionals
LCCs

Network major airlines include: ALK, AMR, CAL, DAL, NWAC, UAIR, UAL; LCCs include: AAI, ATA, AWA, FLYI, FRNT, JBLU, LUV
Regionals include AMR Eagle, ASA, ACA, COMAIR, Continental Express, Mesa, Mesaba, Pinnacle, SkyWest & US Express
ASM data derived from information disclosed in SEC filings, news releases, and earnings calls

Domestic Revenue Environment



Revenue per ASM
RASM (cents)
11
9
7
9.91
8.91
8.96
8.93
9.42
1Q01
1Q02
1Q03
1Q04
1Q05



Yield & Load Factor
Yield (cents)
15
14
13
12
11
10
Load Factor %
85%
80%
75%
70%
65%
Load Factor
Yield

RASM and Yield length of haul adjusted to CAL's 1Q05 domestic LOH 1,204

More weekly flights with more weekly seats from the New York area than any other carrier.

Continental Airlines

2005 Fuel Price Outlook


WTI $ per Barrel
$55
$51
$47
$43
$39
$35
$31
$27
$23
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2005 Estimate
2004 Actual
2004 Budget

2005 WTI $ per barrel estimate based on WTI forward strip as of 5/6/2005.

Record High Fuel Prices Significantly Impact Pre-Tax Profit

2005 Consolidated Fuel Volume at Historical Average Fuel Prices


$2.0
$1.5
$1.0
$0.5
$0.0
(Billions)
$0.8
$1.2
$1.5
$1.9
$2.6

Average Fuel Price per Gallon (cents)*	46.83	69.97	87.18	114.84	152.70
Year	1998	2002	2003	2004	2005E

*Excludes fuel taxes

Because the corporate ladder extends overseas.
The most international destinations of any U.S. airline.

Continental Airlines

Exorbitant Fees & Non-Income Related Taxes Levied on the Airline Industry

First Quarter 2005



$265 Million
$300
$200
$100
$0
($100)
($200)
($Millions)
($184) Million
Fees and Non-Income Taxes Remitted by Continental
Continental's Net Loss

Continental's Relative Performance Remains Strong

Pre-Tax Profit/(Loss) per Mainline Available Seat Mile



Last Twelve Months 1Q05
1.0
0.0
(1.0)
(2.0)
(3.0)
(cents)
0.74
(0.42)
(0.55)
(0.96)
(1.27)
(1.79)
LUV
CAL
AMR
NWAC
UAIR
DAL

Pre-Tax/(Loss) reflects consolidated company data, excluding certain special items

Best System RASM



First Quarter 2005
(Length of Haul Adjusted)
Revenue per ASM (cents)
9
8
7
6
5
8.98
8.65
8.39
7.04
6.62
5.21
CAL
AMR
NWAC
DAL
US
LUV

Length of haul adjusted to CAL's 1Q05 system LOH of 1527
RASM data derived from information disclosed in SEC filings

More destinations Worldwide than any other carrier.

Continental Airlines

Strong Domestic Load Factor

First Quarter 2005



80%
70%
60%
Domestic Load Factor%
78.6%
78.1%
76.3%
76.2%
75.2%
72.4%
65.4%
CAL
UAL
NWAC
AMR
DAL
US
LUV

	CAL	UAL	NWAC	AMR	DAL	US	LUV
Year-over-Year Change (points)	**6.8**	**5.9**	**5.0**	**5.3**	**4.5**	**3.3**	**1.2**

Source: Carrier reports

Smooth Running Operations

10-Year Average
D.O.T. On-time Percentage Rate
(1995-2004)



80%
78%
76%
74%
72%
70%
79.2%
78.3%
77.9%
77.4%
77.1%
75.8%
CAL
NWAC
US
AMR
DAL
UAL

10-Year Average
D.O.T. Cancellation Rate
(1995-2004)



3%
2%
1%
0%
1.7%
2.0%
2.5%
2.6%
2.7%
2.9%
CAL
DAL
AMR
US
UAL
NWAC

Derived from D.O.T. Air Traffic Consumer Reports

It's a crucial business trip. And you're flying who?

Continental Airlines

Globally Well-Balanced Network Mitigates a Weak Domestic Environment



100%
90%
80%
70%
60%
50%
% Capacity
Continental
American
Delta
Northwest
United
US Airways
US Domestic
Atlantic
Latin
Pacific

Source: Company Reports

We're not called continental for nothing.

Continental Airlines

Focused on International Growth


Full Year 2005E
Year-Over-Year % Change
20%
15%
10%
5%
0%
(5)%
(0.5)%
2.5%
18.0%
22.0%
5.5%
15.0%
6.6%
Domestic
Latin America
Trans-Atlantic
Pacific
Mainline
Regional
Consolidated

The most international destinations of any U.S. airline.

Continental Airlines

Uniquely Positioned to Grow International Network at New York/Liberty International


Beijing
Tokyo
Shanghai
Hong Kong
Newark Liberty
Bermuda
Los Cabos
Puerto Vallarta
Mexico City
Acapulco
Cancun
Cozumel
Belize City
San Pedro Sula
Guatemala City
San Salvador
San Jose
Panama City
Freeport
Grand Cayman
Montego Bay
Kingston
Santo Domingo
St. Maarten
Antigua
Barbados
Aruba
Curacao
Port of Spain
Bogota
Quito
Guayaquil
Lima
Sao Paulo
Rio de Janeiro
Belfast
Glasgow
Edinburgh
Dublin
Shannon
Oslo
Stockholm
Manchester
Birmingham
Bristol
London
Hamburg
Amsterdam
Brussels
Berlin
Paris
Frankfurt
Zurich
Geneva
Milan
Lisbon
Madrid
Rome
Tel Aviv
New Delhi
Seasonal Service
Future Service
Future Service, Pending Governmental Approval
Applied for future service
Data excludes Canadian Destinations

Increasing our Global Network

Member of SkyTeam

-Worldwide network gives customers a broad choice of 14,000 daily flights to more than 650 destinations

Consistent Customer Satisfaction


AIRLINE OF THE YEAR
Air Transport World


Airline of the Year
CONTINENTAL AIRLINES

AIRLINE OF THE YEAR AWARDS 2004

OAG

OAG Airline of the Year Awards
2001, 2003, 2004

FREDDIE AWARDS

1996, 1997, 1998, 1999,
2000, 2001, 2002
Best Elite-Level Program



FORTUNE magazine's list of
Most Admired Global Companies:

- No. 1 Most Admired Global Airline 2005
- No. 1 Most Admired Global Airline 2004
- No. 2 Most Admired Global Airline 2003

Over 200 Years of Experience

Senior Management Team

Name	Title	Years at Continental
Larry Kellner	Chairman & CEO	10 years
Jeff Smisek	President	10 years
Jim Compton	EVP, Marketing	10 years
Jeff Misner	EVP & CFO	10 years
Mark Moran	EVP, Operations	11 years
William Brunger	SVP, Network	19 years
Rebecca Cox	SVP, Government Affairs	16 years
Mark Erwin	SVP, Asia/Pacific and Corp. Development	29 years
David Hilfman	SVP, Sales	18 years
Gerry Laderman	SVP, Finance & Treasurer	16 years
Dante Marzette	SVP, Technical Operations and Purchasing	11 years
William Meehan	SVP, Airport Services	21 years
Holden Shannon	SVP, Global Real Estate and Security	10 years
Jennifer Vogel	SVP, General Counsel, Corp. Compliance Officer and Secretary	10 years
Ned Walker	SVP, Worldwide Corp. Communications	18 years

Substantial Progress on Cost Savings Initiatives

Revenue Generating/Cost Saving Initiatives

Pre-Tax Net Benefit

• $400 Million Initiative	Achieved
• $500 Million Initiative	Achieved
• $200 Million Initiative	Run Rate 2007E
• $500 Million Labor Cost Reductions*	Run Rate 2006E

*The agreements reached to date are expected to deliver approximately $418 million in annual cost savings when fully implemented. There can be no assurance that the company will be able to obtain the needed pay and benefit reductions from its flight attendants or that the ratified agreements will enable the company to achieve the cost reductions expected.

Long Term Infrastructure Projects Financed



Cash Capital Expenditures
$700
$600
$500
$400
$300
$200
$100
$0
$663
$593
$393
$337
$153
$115
$53
$200
ExpressJet
Continental
2001
2002
2003
2004
2005 E







Continental

Cash Capex includes fleet net of purchase deposits, fleet related, non-fleet items, rotable parts and capitalized interest

Young Fleet is Fuel Efficient



% Change in Consumption per ASM vs. 1998
0%
(5%)
(10%)
(15%)
(20%)
(25%)
(5.8)%
(10.5)%
(15.2)%
(18.7)%
(19.4)%
(20.9)%
(22.7)%
1999
2000
2001
2002
2003
2004
2005E

One of the newest jet fleet of major US airlines.

2005 Estimated Defined Benefit Pension Plan Funding Requirements



$266
$300
$200
$100
$0
Minimum Requirement With DRC Relief ($Millions)
$130
Contributions
Planned Funding

Liquidity

Period End Unrestricted Cash and Short-Term Investments


$1.10
$1.28
$1.43
$1.46
$1.38
$1.5-$1.6
$1.6
$1.2
$0.8
$0.4
$0.0
$Billions
2001
2002
2003
2004
1Q05
2Q05E

Data includes cash and short-term investments, excludes restricted cash

More destinations in Europe than American and United, combined.

Continental Airlines

Non-GAAP to GAAP Reconciliations

Non-GAAP to GAAP Reconciliation

Last Twelve Months 1Q05 Consolidated Income / (Loss) before Income Taxes and Minority Interest (Pre-Tax Profit/(Loss)) per Available Seat Mile (ASM):

($Millions)		LUV		CAL		AMR		NWAC		UAIR		DAL
Pre-Tax Profit(Loss):												
GAAP	$	553	$	(431)	$	(757)	$	(1,069)	$	(634)	$	(4,609)
Special Items Excluded		23		77		(204)		183		(45)		2,242
Non-GAAP	$	576	$	(354)	$	(961)	$	(886)	$	(679)	$	(2,367)
ASMs - Mainline (Millions)		78,711		85,247		174,272		92,312		53,417		131,949
Pre-Tax Profit(Loss) per ASM:												
GAAP (cents)		0.72		(0.51)		(0.43)		(1.16)		(1.19)		(3.49)
Non-GAAP (cents)*		0.74		(0.42)		(0.55)		(0.96)		(1.27)		(1.79)

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a consistent basis.

Non-GAAP to GAAP Reconciliation

First Quarter Length of Haul Adjusted Revenue per Available Seat Mile (RASM):

*RASM formula: Yield * Load Factor*

*Length of Haul (LOH) formula: (Revenue Passenger Miles (RPMs) / Enplanements) * 1000.*

*LOH Adjusted RASM formula: RASM * (Carrier's LOH / CAL's LOH) ^0.5*

	Yield (cents)	Load Factor%	RASM (cents)	RPMs (Millions)	Enplanements (Thousands)	LOH	LOH Adjusted RASM*
CAL	11.59	77.5%	8.98	16,159	10,584	1,527	8.98
AMR	11.88	75.4%	8.96	32,327	22,734	1,422	8.65
NWAC	11.2	79.8%	8.94	18,168	13,502	1,346	8.39
DAL	10.82	75.4%	8.16	24,485	21,570	1,135	7.04
UAIR	11.74	73.2%	8.59	9,645	10,646	906	6.62
LUV	12.03	65.4%	7.87	13,238	19,781	669	5.21

Source: Company reports

*These financial measures provide management and investors the ability to measure and monitor the industry's performance on a comparable basis.

Continental Airlines

Focusing on Our Core Strategic Strengths

- Best employee relations
- Strategically located modern hubs
- Young, fuel-efficient fleet
- Consistent, reliable product
- RASM premium
- Strong global network


Continental